UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11. 2012

BERKELEY COFFEE & TEA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168911	80-0385523
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

Building B, #439, Jinyuan Ba Lu

Jiangpiao Town, Jiading District

Shanghai, 201812, China
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  011-86-15021337898

_________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

SECTION 4. – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

On April 11, 2012, the Board of Directors of Berkeley Coffee & Tea, Inc. (the “Company”) appointed MaloneBailey, LLP. (“Malone”) as Berkeley Coffee & Tea, Inc.’s independent auditors for the fiscal year ending April 30, 2012, replacing Child, Van Wagoner & Bradshaw, PLLC (“CVB”).

On April 11, 2012, the Company dismissed CVB as the Company’s independent auditor effective April 11, 2012. The report of CVB on the Company’s financial statements for the years ended April 30, 2010 and 2011, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports on our financial statements contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

For the years ended April 30, 2010 and 2011, and through the date of this Form 8-K, there have been no disagreements with CVB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to CVB’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided CVB with the disclosures it is making herein no later than the day that the disclosures are filed with the Commission. The Company has requested CVB furnish it a letter addressed to the Commission stating whether it agrees with the above statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  The letter from CVB is attached as exhibit 16.1 hereto.

Effective as of April 11, 2012, the Company appointed Malone as its independent registered public accounting firm. Prior to the Company’s engagement of Malone, neither the Company nor anyone acting on the Company’s behalf consulted Malone with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Malone concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

16.1 – Letter from Child, Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Sean Tan

Sean Tan, President, Chief Executive Officer.